UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): December 3, 2002
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                   GE Capital Commercial Mortgage Corporation
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             (Exact name of registrant as specified in its charter)


          Delaware                 333-81262-03                  22-3755203
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(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)

                  292 Long Ridge Road
                  Stamford, Connecticut                             06927
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        (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code (203) 357-4000
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Item 5.     Other Events.
            ------------

            Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) with its Exhibits and Schedules for GE Capital Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2002-3. On December 3, 2002, GE Capital Commercial Mortgage Corporation (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, GEMSA Loan Services, L.P., as Master Servicer, KeyCorp Real Estate Capital Markets, d/b/a Key Commercial Mortgage, as Special Servicer and Wells Fargo Bank Minnesota, N.A., as Trustee of the GE Capital Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2002-3 issued in twenty-one classes. The Class A-1, Class A-2, Class B and Class C Certificates are being offered by the Prospectus dated November 8, 2002, as supplemented by the Prospectus Supplement dated November 20, 2002.

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)   Exhibits

Exhibit 4   Pooling and Servicing Agreement

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  December 17, 2002


                                       GE CAPITAL COMMERCIAL MORTGAGE
                                       CORPORATION



                                       By:     /s/ Daniel Vinson
                                               --------------------------------
                                       Name:   Daniel Vinson
                                       Title:  Authorized Signatory

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                                INDEX TO EXHIBITS

Item  601(a)  of
Regulation  S-K                                                  Paper (P) or
Exhibit No.                 Description                          Electronic (E)
-----------                 -----------                          --------------

4                           Pooling and Servicing Agreement      E